UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Gregory F. Niland

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities Fund® Semi-annual report for the six months ended April 30, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalguardian.com/ETOP); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Here is the average annual total return on a $1,000 investment with all distributions reinvested for periods ended March 31, 2019 (the most recent calendar quarter-end):

			Lifetime
	1 year	5 years	(since 1/27/12)

Class F-3 shares*	–3.33%	1.07%	1.65%

*	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.

The fund’s gross expense ratio is 1.13%, and the net expense ratio is 1.00% for Class F-3 shares as of the prospectus dated January 1, 2019 (as supplemented to date).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment advisor is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least January 1, 2020. The advisor may elect at its discretion to extend, modify or terminate the reimbursement at that time.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less-established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

2	20 largest holdings

3	15 largest country positions

5	Investment portfolio

14	Financial statements

26	Expense example

Fellow investors:

We’re pleased to present this semi-annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the six months ended April 30, 2019. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund posted gains for the six-month period, advancing 8.40%. The MSCI Emerging Markets Investable Market Index (MSCI EM IMI), which measures the results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets, gained 13.57%. The fund’s realized volatility was 8.26%, considerably lower than the 12.68% recorded by the MSCI EM IMI.

Emerging markets stocks were up solidly for the period, overcoming the volatility of late 2018. Markets were lifted by progress in the U.S.-China trade dispute and news the U.S. Federal Reserve expects to slow its pace of interest rate hikes.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

Results at a glance

For periods ended April 30, 2019, with distributions reinvested

	Cumulative		Average annual
	total returns		total returns
	6 months	1 year	3 years	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	8.40%	–1.15%	5.37%	1.24%	1.80%
MSCI Emerging Markets IMI[3,4]	13.57	–5.85	10.53	3.77	3.29
J.P. Morgan GBI-EM Global Diversified[3]	7.00	–4.93	2.34	–0.97	–0.41
J.P. Morgan EMBI Global[3]	7.86	5.19	4.58	4.51	5.04
Emerging markets blended market universe[5]	10.53	–2.80	7.08	2.91	2.93

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended April 30, 20196

	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	8.06%	8.21%	8.11%
MSCI Emerging Markets IMI[3,4]	13.89	13.61	13.44

[1]	Since 1/27/12.
[2]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: MSCI.
[5]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved.
[6]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of
net assets as
of 4/30/19
Mexico government bonds	3.6%
Turkey government bonds	2.6
Argentina government bonds	1.9
Petróleos Mexicanos	1.7
Brazil government bonds	1.7
Indonesia government bonds	1.7
Sri Lanka government bonds	1.6
Greece government bonds	1.5
Samsung Electronics	1.4
AIA Group	1.3
South Africa government bonds	1.3
Romanian government bonds	1.3
Galaxy Entertainment	1.3
Pakistan government bonds	1.2
Carlsberg A/S	1.2
Ukraine government bonds	1.1
Central Bank of Tunisia	1.1
Dominican Republic government bonds	1.1
Alibaba Group Holdings	1.1
Panama government bonds	1.0
30.7%

Fixed income in emerging markets also rallied. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global, which represents U.S. dollar-denominated debt, advanced 7.86%. Local currency sovereign bonds gained, with the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified rising 7.00%.

The fund takes a multi-asset approach to emerging markets investing. By broadening the opportunity set across traditional market and asset class boundaries, the fund seeks to lower volatility and help limit the impact of turbulent markets. The ultimate goal is to achieve equity-like returns with lower volatility than an all-equity portfolio.

Market review

In Asia, Chinese stocks soared on hopes that the U.S. and China could de-escalate their ongoing trade tensions. Constructive negotiations and cheaper valuations following last year’s selloff lured investors despite China’s slowing economy. China lowered its forecast for economic growth, but announced a package of tax cuts and increased infrastructure spending in an effort to support its economy. For the six months, the MSCI China IMI gained 20.93%.

Indian equities also posted sharp gains for the period despite lagging most emerging markets in January and February. The MSCI India IMI advanced 17.50%. With its handling of a terrorist attack in the Kashmir region, Prime Minister Narendra Modi’s party regained some momentum ahead of general elections taking place in April and May. Plans by opposition parties to create a strong nationwide alliance against Modi also have not panned out.

In Latin America, Brazilian stocks rose for the period, but a multimonth rebound slowed in March. The MSCI Brazil IMI gained 3.95%. President Jair Bolsonaro, who took office on January 1, unveiled his much-awaited pension reform plan, but it remains to be seen if he can muster enough support in Brazil’s fractured legislature. Pension reform is a key building block of his pro-market agenda to revive the country’s sluggish growth.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 30 countries, with key positions in China, Mexico and Brazil. The fund also held a 2.3% position in U.S.-domiciled companies that derive significant economic exposure from emerging markets.

At the close of the fiscal year, the portfolio held 39.6% of its net assets in equities, 39.1% in bonds, and 21.3% in cash and cash equivalents. The fund’s diversified asset mix is not a top-down decision. It is driven by the managers’ bottom-up approach and fundamental company-by-company research in pursuit of the fund’s objective.

Amid a positive environment, both equity and bond holdings contributed to results overall. On a regional basis, investments in Hong Kong, China and India were the biggest contributors.

Among equities, all sectors except energy contributed positively to returns, and holdings in the consumer discretionary sector led returns. Naspers, the century-old South African media conglomerate, advanced on its valuable stake in Chinese online giant Tencent. Shares of Chinese gaming companies Galaxy Entertainment and Sands China both rose.

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2019

Top 5 equity sectors	Percent of net assets
Consumer discretionary	8.1%
Financials	7.3
Materials	4.5
Health care	3.9
Industrials	3.0

15 largest country positions

	Percent of net assets
	as of 4/30/19
	Equity	Bonds, notes & other
	securities	debt instruments	Total
China (including Hong Kong)	10.0%	2.8%	12.8%
Mexico	0.9	5.5	6.4
Brazil	3.7	2.5	6.2
Russian Federation	3.4	0.6	4.0
India	3.2	0.4	3.6
South Africa	1.9	1.3	3.2
Indonesia	1.3	1.7	3.0
Turkey	—	2.6	2.6
United States*	2.0	0.3	2.3
Argentina	0.1	2.1	2.2
Taiwan	1.8	—	1.8
South Korea	1.8	—	1.8
Sri Lanka	—	1.6	1.6
Greece	—	1.5	1.5
Islamic Republic of Pakistan	—	1.5	1.5
	30.1%	24.4%	54.5%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

Shares of MercadoLibre climbed to record highs. Latin America’s largest e-commerce platform completed a US$1.85 billion equity offering that included a strategic investment from PayPal. MercadoLibre plans to use the proceeds to strengthen its logistics network and online payments platform.

Shares of Ctrip surged after China’s largest online travel provider topped consensus estimates with a 22% increase in fourth-quarter revenue. The company also issued an upbeat forecast for 2019 after disappointing investors last year.

Holdings in the consumer staples sector also contributed to returns, in particular the investment in pork producer WH Group, which rose on expectations of a favorable outcome to U.S.-China trade negotiations.

Within financials, Hong Kong–based insurer AIA Group advanced as it expanded its access in China, which presents a significant opportunity given the rising middle class.

Among fixed income holdings, the largest contributors were local currency government bonds issued by Mexico and Egypt, and U.S. dollar-denominated government bonds issued by Sri Lanka.

Offshore rig operator Ensco was the largest detractor from returns, paring some of the gains made in 2018. Ensco reported its third-quarter 2018 earnings were down from the previous year. British American Tobacco declined due to a difficult regulatory environment, although it remained a solid dividend payer. Maritime shipping company BW LPG lost ground during the period. Shares of Brazilian mining company Vale dropped following a disastrous waste dam collapse. Among fixed income holdings, government bonds issued by Argentina (U.S. dollar-based, local currency and local currency inflation-linked) fell on the country’s economic woes.

Outlook

Emerging markets are recovering from last year’s worries about a major U.S.-China trade war as the outlines of a potential deal are taking shape. Central banks have also signaled a willingness to keep interest rates low, which could help support the global economy.

Fundamentals for a number of developing countries are reasonably strong. In some cases, improved debt structures suggest less vulnerability to higher U.S. interest rates than in the past. Also, global growth — albeit at a moderating pace — is supportive. That said, sentiment for emerging markets assets could be challenged by idiosyncratic factors, including major elections taking place in South Africa, India and Argentina this year. China’s economic slowdown and limited stimulus within the world’s second-largest economy could also affect sentiment toward the asset class.

We believe corporate fundamentals in developing countries look encouraging, with solid profit growth projected for emerging markets companies on an aggregate basis in 2019. Equity valuations also look reasonable. While volatility is likely to continue in the near future, longer term trends such as the growth of mobile commerce, an expanding consumer class in Asia and increasing smartphone usage look sustainable.

Emerging markets debt valuations remain reasonable and we are cautiously optimistic, driven in part by the expectation that many central banks in the developed world will turn to easier monetary policies due to the lack of global inflation. Local market politics are a potential risk as both foreign and domestic tensions have increased in a number of developing countries. On the whole, U.S. dollar debt looks fairly valued, and for the most part emerging markets currencies also appear fairly valued or undervalued versus the U.S. dollar.

Overall, managers are closely monitoring near-term risks that may create overlooked opportunities if the broader market takes a blanket macro view of the entire asset class, region or country. This is especially the case for managers with a deep research base who can assess whether current price-to-earnings ratios, spreads and currency levels for individual markets carry enough premium to compensate for the risks.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour

President

June 17, 2019

4	Capital Group Emerging Markets Total Opportunities Fund

Investment portfolio April 30, 2019	unaudited

Industry sector diversification	Percent of net assets

Common stocks 39.55%	Shares	Value (000)
Asia-Pacific 20.44%
China 6.03%
Alibaba Group Holding Ltd. (ADR)[1]	3,400	$631
Cansino Biologics Inc., Class H1	3,400	17
China Merchants Bank Co., Ltd., Class H	47,000	233
China Oilfield Services Ltd., Class H	136,000	146
Ctrip.com International, Ltd. (ADR)[1]	4,761	210
Hangzhou Tigermed Consulting Co., Ltd., Class A	8,800	87
Hua Medicine[1]	113,500	102
Huazhu Group Ltd. (ADR)	2,800	119
Hutchison China MediTech Ltd. (ADR)[1]	18,612	560
IMAX China Holding, Inc.	77,070	212
Jiangsu Hengrui Medicine Co., Ltd., Class A	8,400	82
Longfor Group Holdings Ltd.	105,500	389
Ping An Insurance (Group) Co. of China, Ltd., Class H	9,000	108
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	135,500	465
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	54,100	113
Tencent Holdings Ltd.	2,600	128
		3,602

Hong Kong 3.97%
AIA Group Ltd.	76,100	775
BeiGene, Ltd. (ADR)[1]	1,000	124
Chow Sang Sang Holdings International Ltd.	88,000	146
CK Asset Holdings Ltd.	22,000	177
Galaxy Entertainment Group Ltd.	100,000	748
Hong Kong Exchanges and Clearing Ltd.	1,500	52
Sands China Ltd.	63,006	346
		2,368

India 3.17%
Bharti Airtel Ltd.	25,571	118
City Union Bank Ltd.	24,000	70
HDFC Bank Ltd.	3,316	110
HDFC Bank Ltd. (ADR)	1,700	195
ICICI Bank Ltd.	67,182	394
Info Edge (India) Ltd.	4,549	126
Kotak Mahindra Bank Ltd.	5,000	100
Maruti Suzuki India Ltd.	1,634	157
Piramal Enterprises Ltd., interim shares[1,2]	8,920	303
Tata Steel Ltd.	35,894	287
Varun Beverages Ltd.	2,500	31
		1,891

Capital Group Emerging Markets Total Opportunities Fund	5

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Indonesia 1.27%
Astra International Tbk PT	189,400	$101
Bank Central Asia Tbk PT	164,500	332
Indocement Tunggal Prakarsa Tbk PT	47,000	72
PT Surya Citra Media Tbk	1,299,300	170
Semen Indonesia (Persero) Tbk PT	89,600	85
		760

Japan 0.49%
Kansai Paint Co., Ltd.[2]	11,000	209
SMC Corp.[2]	200	83
		292

Philippines 0.51%
Bloomberry Resorts Corp.	1,235,473	302

Singapore 1.12%
City Developments Ltd.	58,692	386
DBS Group Holdings Ltd.	6,242	130
Oversea-Chinese Banking Corp. Ltd.	17,344	154
		670

South Korea 1.78%
Hyundai Motor Co.	1,442	171
Hyundai Motor Co., Series 2	979	73
Samsung Electronics Co., Ltd.	20,947	822
		1,066

Taiwan 1.79%
CTCI Corp. (Taiwan)	209,000	324
Gourmet Master Co. Ltd.	11,000	70
MediaTek Inc.	20,000	192
Taiwan Semiconductor Manufacturing Co., Ltd.	58,000	486
		1,072

Vietnam 0.31%
Vinhomes JSC[1,2]	46,225	183

Total Asia-Pacific		12,206

Other markets 6.78%
Australia 0.26%
Newcrest Mining Ltd.	8,911	157

Canada 0.68%
Barrick Gold Corp.	32,100	408

Denmark 1.17%
Carlsberg A/S, Class B	5,413	699

France 0.13%
LVMH Moët Hennessy-Louis Vuitton SE	198	78

Netherlands 0.15%
ASML Holding NV	431	90

Norway 0.13%
BW LPG Ltd.[1]	16,393	75

6	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Sweden 0.27%
Epiroc AB, Class A1	7,342	$76
Epiroc AB, Class B1	8,647	86
		162

Switzerland 0.63%
LafargeHolcim Ltd.	7,323	376

United Kingdom 1.38%
British American Tobacco PLC	14,561	568
PZ Cussons PLC	71,235	190
Spirax-Sarco Engineering PLC	600	65
		823

United States 1.98%
AES Corp.	15,335	263
Broadcom Inc.	500	159
Ensco Rowan PLC, Class A	29,375	410
MercadoLibre, Inc.[1]	445	215
Philip Morris International Inc.	800	69
Weatherford International PLC[1]	118,400	66
		1,182

Total Other markets		4,050

Eastern Europe and Middle East 5.47%
Romania 0.15%
OMV Petrom SA	1,004,319	90

Russian Federation 3.35%
Alrosa PJSC	411,705	600
Detsky Mir PJSC	264,230	361
Global Ports Investments PLC (GDR)[1]	69,147	161
Globaltrans Investment PLC (GDR)	5,248	51
Sberbank of Russia PJSC (ADR)	8,180	117
TCS Group Holding PLC (GDR)[3]	21,503	428
TCS Group Holding PLC (GDR)	2,074	41
Yandex NV, Class A1	6,360	238
		1,997

Slovenia 0.62%
Nova Ljubljanska banka dd (GDR)[1]	27,456	372

United Arab Emirates 1.35%
DPWorld PLC	28,858	577
First Abu Dhabi Bank PJSC, non-registered shares	52,216	228
		805

Total Eastern Europe and Middle East		3,264

Latin America 4.92%
Argentina 0.06%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	3,900	39

Brazil 3.71%
BR Malls Participacoes SA, ordinary nominative	52,000	163
CCR SA, ordinary nominative	119,974	358
Cyrela Brazil Realty SA, ordinary nominative	77,425	351
Hypera SA, ordinary nominative	55,200	395
Lojas Americanas SA, ordinary nominative	40,800	133
Lojas Americanas SA, preferred nominative	18,900	76
Nexa Resources SA	37,788	448
OdontoPrev SA, ordinary nominative	24,000	102
Petróleo Brasileiro SA (Petrobras), preferred nominative	27,300	189
		2,215

Capital Group Emerging Markets Total Opportunities Fund	7

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Chile 0.29%
Enel Américas SA (ADR)	19,514	$171

Mexico 0.86%
América Móvil, SAB de CV, Series L (ADR)	34,900	515

Total Latin America		2,940

Africa 1.94%
South Africa 1.94%
Discovery Ltd.	50,947	513
MultiChoice Group Ltd.[1]	465	4
Naspers Ltd., Class N	2,190	559
Shoprite Holdings Ltd.	6,939	84
		1,160

Total common stocks (cost: $21,906,000)		23,620

Rights & warrants 0.02%
Asia-Pacific 0.02%
India 0.02%
Bharti Airtel Ltd., rights, expire 2019[1,2]	7,251	10
Piramal Enterprises Ltd., rights, expire 2019[1,2,4]	387	—
		10

Total rights & warrants (cost: $0)		10

Bonds, notes & other debt instruments 39.13%	Principal amount (000)
Latin America 15.59%
Argentina 2.13%
Argentine Republic 2.25% 2020[5]	ARS	4,516	83
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 54.47% 2020[6]		5,018	115
Argentine Republic 2.50% 2021[5]		8,566	133
Argentine Republic 6.875% 2021		$500	422
Argentine Republic 3.375% 2023		€230	188
Argentine Republic 16.00% 2023	ARS	1,078	19
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)[7]		$350	185
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.25%) 42.415% 2024[6]	ARS	7,560	128
			1,273

Brazil 2.50%
Brazil (Federative Republic of) 6.00% 2022[5]	BRL	408	110
Brazil (Federative Republic of) 6.00% 2024[5]		441	121
Brazil (Federative Republic of) 10.00% 2025		300	81
Brazil (Federative Republic of) 10.00% 2027		350	95
Brazil (Federative Republic of) 6.00% 2028[5]		1,143	325
Brazil (Federative Republic of) 6.00% 2050[5]		947	296
Cemig Geração e Transmissão SA 9.25% 2024[3]		$105	116
Cemig Geração e Transmissão SA 9.25% 2024		200	220
Odebrecht Drilling Norbe 6.72% 2022[3]		43	41
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[3,8]		328	84
Odebrecht Drilling Norbe 0% 2049[3]		70	1
			1,490

Colombia 0.67%
Colombia (Republic of), Series B, 7.00% 2032	COP	310,000	96
Ecopetrol SA 5.875% 2023		$23	25
Ecopetrol SA 5.375% 2026		205	220
Emgesa SA ESP 8.75% 2021	COP	125,000	41
Emgesa SA ESP 8.75% 2021		50,000	16
			398

8	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount		Value
	(000)		(000)
Dominican Republic 1.07%
Dominican Republic 8.90% 2023	DOP	8,000	$158
Dominican Republic 6.875% 2026[3]		$100	111
Dominican Republic 5.95% 2027[3]		100	106
Dominican Republic 5.95% 2027		253	267
			642

Honduras 0.44%
Honduras (Republic of) 6.25% 2027		250	264

Mexico 5.53%
Petróleos Mexicanos 7.65% 2021	MXN	8,740	436
Petróleos Mexicanos 7.19% 2024		1,780	79
Petróleos Mexicanos 7.47% 2026		12,140	520
Red de Carreteras de Occidente 9.00% 2028		2,100	107
United Mexican States 3.50% 2021		$192	194
United Mexican States 4.50% 2025[5]	MXN	1,946	107
United Mexican States 4.00% 2046[5]		3,766	200
United Mexican States, Series M, 8.00% 2020		2,890	153
United Mexican States, Series M, 8.00% 2023		6,300	333
United Mexican States, Series M20, 10.00% 2024		15,980	922
United Mexican States, Series M, 7.50% 2027		4,990	254
			3,305

Panama 1.32%
ENA Norte Trust 4.95% 2028		$158	162
Panama (Republic of) 7.125% 2026		200	245
Panama (Republic of) 4.50% 2047		360	379
			786

Paraguay 0.55%
Paraguay (Republic of) 5.60% 2048[3]		305	327

Peru 0.92%
Banco de Crédito del Perú 6.875% 2026 (3-month USD-LIBOR + 6.875% on 9/16/2021)[7]		199	214
Banco de Crédito del Perú 6.875% 2026 (3-month USD-LIBOR + 7.708% on 9/16/2021)[3,7]		10	11
Peru (Republic of) 6.15% 2032	PEN	1,026	327
			552

Uruguay 0.46%
Uruguay (Oriental Republic of) 9.875% 2022	UYU	4,890	140
Uruguay (Oriental Republic of) 4.25% 2027[5]		4,391	135
			275

Total Latin America			9,312

Asia-Pacific 8.47%
China 2.83%
Bank of China Ltd. 1.875% 2019[9]		$200	199
China Development Bank (3-month USD-LIBOR + 0.55%) 3.158% 2020[6]		355	355
China Peoples Rep. (Bond Connect), Series 1827, 3.25% 2028	CNY	500	73
Export-Import Bank of China (3-month USD-LIBOR + 0.60%) 3.195% 2020[3,6]		$480	480
Industrial and Commercial Bank of China Ltd. 3.231% 2019		350	351
State Grid Overseas Investment Ltd. 2.75% 2019		230	230
			1,688

India 0.39%
HDFC Bank Ltd. 8.10% 2025	INR	10,000	140
India (Republic of) 8.60% 2028		5,900	90
			230

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asia-Pacific (continued)
Indonesia 1.68%
Indonesia (Republic of) 4.125% 2025[3]		$325	$336
Indonesia (Republic of), Series 77, 8.125% 2024	IDR	3,400,000	247
Indonesia (Republic of), Series 64, 6.125% 2028		1,000,000	63
Indonesia (Republic of), Series 78, 8.25% 2029		2,036,000	148
Indonesia (Republic of), Series 73, 8.75% 2031		2,854,000	211
			1,005

Islamic Republic of Pakistan 1.51%
Pakistan (Islamic Republic of) 5.50% 2021[3]		$200	202
Pakistan (Islamic Republic of) 6.875% 2027		705	702
			904

Philippines 0.37%
Philippines (Republic of the), Series R511, 4.625% 2022	PHP	5,900	109
Philippines (Republic of the), Series 575, 5.50% 2023		5,800	110
			219

Sri Lanka 1.61%
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		$675	669
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		200	193
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020		100	101
			963

Thailand 0.08%
Thailand (Kingdom of) 3.30% 2038	THB	1,430	46

Total Asia-Pacific			5,055

Eastern Europe and Middle East 8.43%
Armenia 0.34%
Armenia (Republic of) 6.00% 2020		$200	205

Bahrain 0.19%
Bahrain (Kingdom of) 5.50% 2020		115	116

Greece 1.53%
Greece (Hellenic Republic of) 3.45% 2024		€325	385
Greece (Hellenic Republic of) 3.375% 2025		192	223
Greece (Hellenic Republic of) 3.875% 2029		259	303
			911

Kingdom of Saudi Arabia 0.64%
Saudi Arabia (Kingdom of) 3.25% 2026[3]		$385	379

Poland 0.15%
Polish Government, Series 0428, 2.75% 2028	PLN	347	90

Romania 1.27%
Romania 4.375% 2023		$316	329
Romania 2.00% 2026		€65	74
Romania 3.50% 2034		70	79
Romania 5.125% 2048		$270	274
			756

Russian Federation 0.58%
Russian Federation 5.00% 2020		100	102
Russian Federation 7.50% 2021	RUB	10,262	159
Russian Federation 7.05% 2028		6,000	88
			349

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Turkey 2.60%
Turkey (Republic of) 7.00% 2020		$100	$101
Turkey (Republic of) 9.20% 2021	TRY	1,185	152
Turkey (Republic of) 3.00% 2022[5]		1,587	259
Turkey (Republic of) 9.50% 2022		550	67
Turkey (Republic of) 11.00% 2022		800	101
Turkey (Republic of) 7.10% 2023		2,010	208
Turkey (Republic of) 7.375% 2025		$118	117
Turkey (Republic of) 4.25% 2026		200	167
Turkey (Republic of) 6.00% 2027		250	226
Turkey (Republic of) 5.75% 2047		200	157
			1,555

Ukraine 1.13%
Ukraine Government 7.75% 2024		264	253
Ukraine Government 9.75% 2028		200	205
Ukraine Government 0% 2040		340	218
			676

Total Eastern Europe and Middle East			5,037

Africa 5.77%
Benin 0.57%
Benin (Republic of) 5.75% 2026		€305	340

Cameroon 0.54%
Cameroon (Republic of) 9.50% 2025		$300	322

Egypt 0.80%
Egypt (Arab Republic of) 17.20% 2023	EGP	700	42
Egypt (Arab Republic of) 15.90% 2024		3,190	186
Egypt (Arab Republic of) 4.75% 2026		€228	251
			479

Federal Republic of Nigeria 0.32%
Nigeria (Republic of) 7.625% 2047		$200	192

Ghana 0.60%
Ghana (Republic of) 24.75% 2021	GHS	575	123
Ghana (Republic of) 8.95% 2051[3]		$240	238
			361

Republic of Kenya 0.59%
Kenya (Republic of) 5.875% 2019		350	351

South Africa 1.27%
South Africa (Republic of) 8.50% 2037	ZAR	3,843	242
South Africa (Republic of), Series R-2023, 7.75% 2023		1,312	92
South Africa (Republic of), Series R-209, 6.25% 2036		1,457	74
South Africa (Republic of), Series 2040, 9.00% 2040		1,650	108
South Africa (Republic of), Series R-2048, 8.75% 2048		3,800	240
			756

Tunisia 1.08%
Banque Centrale de Tunisie 6.75% 2023		€345	390
Banque Centrale de Tunisie 5.625% 2024		230	252
			642

Total Africa			3,443

Other markets 0.87%
Netherlands 0.35%
IHS Netherlands Holdco BV 9.50% 2021		$200	208

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Other markets (continued)
Switzerland 0.22%
Transocean Inc. 6.125% 2025[3]		$128	$132

United States 0.30%
Ensco PLC 7.75% 2026		106	92
Ensco PLC 5.75% 2044		136	90
			182

Total other markets			522

Total bonds, notes & other debt instruments (cost: $23,961,000)			23,369

Short-term securities 3.95%	Shares
Money market investments 1.52%
Capital Group Central Cash Fund		9,089	909

	Principal amount (000)
Other short-term securities 2.43%
Argentinian Treasury Bills (51.59%)–9.92% due 7/19/2019–7/31/2020	ARS	15,799,000	352
Egyptian Treasury Bills 14.84%–16.60% due 5/14/2019–10/8/2019	EGP	15,775,000	890
Nigerian Treasury Bills 12.27%–14.45% due 11/21/2019–1/30/2020	NGN	81,000,000	206
			1,448

Total short-term securities (cost: $2,410,000)			2,357
Total investment securities 82.65% (cost: $48,277,000)			49,356
Other assets less liabilities 17.35%			10,358

Net assets 100.00%			59,714

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 4/30/2019
(000)	(000)	Counterparty	Settlement date	(000)
USD156	BRL604	JPMorgan Chase	5/6/2019	$2
USD150	ZAR2,141	Bank of America, N.A.	5/6/2019	1
BRL604	USD154	JPMorgan Chase	5/6/2019	—	[10]
USD114	EUR101	Bank of America, N.A.	5/6/2019	—	[10]
USD386	TRY2,320	JPMorgan Chase	5/6/2019		(1)
USD134	MXN2,577	Bank of America, N.A.	5/6/2019		(2)
TRY1,250	USD222	Citibank	5/6/2019		(14)
TRY1,070	USD195	HSBC Bank	5/6/2019		(17)
USD599	BRL2,312	JPMorgan Chase	5/9/2019	9
USD111	INR7,746	Goldman Sachs	5/10/2019	—	[10]
USD62	PLN237	Goldman Sachs	5/10/2019	—	[10]
CZK5,000	EUR195	Morgan Stanley	5/13/2019	—	[10]
USD155	AUD216	Goldman Sachs	5/17/2019	3
USD289	GBP220	Standard Chartered Bank	5/17/2019	2
USD108	BRL422	Goldman Sachs	5/20/2019	1
USD77	EUR68	Bank of America, N.A.	5/23/2019	1
USD435	EUR386	HSBC Bank	5/23/2019	1
USD57	ZAR794	JPMorgan Chase	5/23/2019	1
USD412	KRW477,363	HSBC Bank	5/31/2019	2
USD164	BRL648	JPMorgan Chase	6/3/2019	—	[10]
USD339	INR24,337	JPMorgan Chase	6/6/2019		(9)
TRY2,932	USD479	JPMorgan Chase	6/7/2019	1
USD125	ARS5,532	Goldman Sachs	7/23/2019	16
ARS19,013	USD418	Goldman Sachs	7/23/2019		(42)

12	Capital Group Emerging Markets Total Opportunities Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 4/30/2019
(000)	(000)	Counterparty	Settlement date	(000)
USD541	BRL2,116	Citibank	10/2/2019	$8
BRL2,116	USD568	JPMorgan Chase	10/2/2019	(35)
CNY328	USD48	JPMorgan Chase	10/11/2019	— [10]
USD171	CNY1,205	Bank of America, N.A.	10/11/2019	(8)
USD812	CNY5,720	Goldman Sachs	10/11/2019	(36)
USD380	INR27,365	JPMorgan Chase	3/12/2020	1
				$(115)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $788,000, which represented 1.32% of the net assets of the fund. This amount includes $475,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,992,000, which represented 5.01% of the net assets of the fund.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Coupon rate may change periodically.
[7]	Step bond; coupon rate may change at a later date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

ARS = Argentine pesos
AUD = Australian dollars
BRL = Brazilian reais

CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EGP = Egyptian pounds

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

GHS = Ghanaian cedi

IDR = Indonesian rupiah

INR = Indian rupees

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PHP = Philippine pesos

PLN = Polish zloty

RUB = Russian rubles

TBA = To-be-announced

THB = Thai baht

TRY = Turkish lira

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements

Capital Group Emerging Markets Total Opportunities Fund	13

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $48,277)		$49,356
Cash		3
Cash denominated in currencies other than U.S. dollars (cost: $1,132)		1,138
Unrealized appreciation on open forward currency contracts		49
Receivables for:
Sales of investments	$205
Sales of fund’s shares	15,194
Dividends and interest	496
Closed forward currency contracts	9	15,904
		66,450
Liabilities:
Unrealized depreciation on open forward currency contracts		164
Payables for:
Purchases of investments	6,500
Repurchases of fund’s shares	8
Investment advisory services	31
Services provided by related parties	2
Other	31	6,572
Net assets at April 30, 2019		$59,714

Net assets consist of:
Capital paid in on shares of beneficial interest		$81,493
Total accumulated loss		(21,779)
Net assets at April 30, 2019		$59,714

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,442 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class F-2	$9	1	$10.97
Class F-3	35,250	3,214	10.97
Class R-6	24,455	2,227	10.98

See notes to financial statements

14	Capital Group Emerging Markets Total Opportunities Fund

Statement of operations	unaudited
for the six months ended April 30, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $8)	$1,136
Dividends (net of non-U.S. taxes of $8)	221	$1,357
Fees and expenses*:
Investment advisory services	206
Transfer agent services	1
Administrative services	12
Reports to shareholders	8
Registration statement and prospectus	48
Trustees’ compensation	2
Auditing and legal	3
Custodian	10
Other	17
Total fees and expenses before reimbursements	307
Less reimbursements of fees and expenses:
Miscellaneous fee reimbursements	34
Transfer agent services fee reimbursements	— †
Total fees and expenses after reimbursements		272
Net investment income		1,085

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $18)	(1,721)
Forward currency contracts	(152)
Currency transactions	1	(1,872)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $26)	4,457
Forward currency contracts	(26)
Currency translations	37	4,468
Net realized loss and unrealized appreciation		2,596

Net increase in net assets resulting from operations		$3,681

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2019*	Year ended October 31, 2018
Operations:
Net investment income	$1,085	$3,758
Net realized loss	(1,872)	(1,642)
Net unrealized appreciation (depreciation)	4,468	(8,355)
Net increase (decrease) in net assets resulting from operations	3,681	(6,239)

Distributions paid to shareholders	(3,016)	(6,366)

Net capital share transactions	(6,628)	(66,865)

Total decrease in net assets	(4,455)	(79,470)

Net assets:
Beginning of period	64,169	143,639
End of period	$59,714	$64,169

*	Unaudited.

See notes to financial statements

Capital Group Emerging Markets Total Opportunities Fund	15

Notes to financial statements	unaudited

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

The fund has three share classes consisting of two retail share classes (Classes F-2 and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes F-2 and F-3	None	None	None
Class R-6	None	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

16	Capital Group Emerging Markets Total Opportunities Fund

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

Capital Group Emerging Markets Total Opportunities Fund	17

adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$11,428	$778	$—	$12,206
Other markets	4,050	—	—	4,050
Eastern Europe and Middle East	3,264	—	—	3,264
Latin America	2,940	—	—	2,940
Africa	1,160	—	—	1,160
Rights & warrants	—	10	—	10
Bonds, notes & other debt instruments
Latin America	—	9,312	—	9,312
Asia-Pacific	—	5,055	—	5,055
Eastern Europe and Middle East	—	5,037	—	5,037
Africa	—	3,443	—	3,443
Other markets	—	522	—	522
Short-term securities	909	1,448	—	2,357
Total	$23,751	$25,605	$—	$49,356

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$49	$—	$49
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(164)	—	(164)
Total	$—	$(115)	$—	$(115)

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

18	Capital Group Emerging Markets Total Opportunities Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the

Capital Group Emerging Markets Total Opportunities Fund	19

opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $8,213,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$49	Unrealized depreciation on open forward currency contracts	$164
Forward currency	Currency	Receivables for closed forward currency contracts	9	Payables for closed forward currency contracts	—
			$58		$164

20	Capital Group Emerging Markets Total Opportunities Fund

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(152)	Net unrealized depreciation on forward currency contracts	$(26)

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America, N.A.	$2	$(2)	$—	$—	$—
Citibank	8	(8)	—	—	—
Goldman Sachs	20	(20)	—	—	—
HSBC Bank	12	(12)	—	—	—
JPMorgan Chase	14	(14)	—	—	—
Standard Chartered Bank	2	—	—	—	2
Total	$58	$(56)	$—	$—	$2
Liabilities:
Bank of America, N.A.	$10	$(2)	$—	$—	$8
Citibank	14	(8)	—	—	6
Goldman Sachs	78	(20)	—	—	58
HSBC Bank	17	(12)	—	—	5
JPMorgan Chase	45	(14)	—	—	31
Total	$164	$(56)	$—	$—	$108

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Capital Group Emerging Markets Total Opportunities Fund	21

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2018, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$1,503
Capital loss carryforward*	(22,250)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2019, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$4,669
Gross unrealized depreciation on investments	(3,789)
Net unrealized appreciation on investments	880
Cost of investments	48,361

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended		Year ended
Share class	April 30, 2019		October 31, 2018
Class F-2	$—	*	$—	*
Class F-3	1,249		3,717
Class R-6	259		2,649
Total	$1,508		$6,366

*	Amount less than one thousand.

7. Fees and transactions with related parties

CGTC is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CGTC. CGTC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. For the six months ended April 30, 2019, the investment advisory services fee was $206,000, which was equivalent to an annualized rate of 0.850% of average daily net assets.

Miscellaneous fee reimbursement — CGTC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. This reimbursement will be in effect through at least January 1, 2020. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as a reimbursement of miscellaneous fees and expenses.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGTC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

22	Capital Group Emerging Markets Total Opportunities Fund

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CGTC under which the fund compensates CGTC for providing administrative services to Class F-2, F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-2, F-3 and R-6 shares pay an annual fee of 0.05% of their respective daily net assets. The fund’s board of trustees authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of the fund attributable to each share class of the fund Class F-2, F-3 and R-6 shares (which could increase as noted above) for its provision of administrative services.

For the six months ended April 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

	Transfer agent		Administrative
Share class	services		services
Class F-2	$—	*	$—	*
Class F-3	1		10
Class R-6	—	*	2
Total class-specific expenses	$1		$12

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CGTC reimbursed a portion of the fund’s fees and expenses. For the six months ended April 30, 2019, the total fees reimbursed by CGTC were as follows (dollars in thousands):

Share class
Class F-2	$—	*
Class F-3	27
Class R-6	7
Total reimbursements	$34

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC, AFD, and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by Capital Research and Management Company (“CRMC”). CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CGTC (or funds managed by certain affiliates of CGTC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CGTC-managed funds (or funds managed by certain affiliates of CGTC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended April 30, 2019.

Capital Group Emerging Markets Total Opportunities Fund	23

8. Committed line of credit

The fund participates with other funds managed by CGTC (or funds managed by certain affiliates of CGTC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended April 30, 2019.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended April 30, 2019

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	1,282	119	1,243	123	(24,578)	(2,348)	(22,053)	(2,106)
Class R-6	15,250	1,389	259	26	(84)	(8)	15,425	1,407
Total net increase (decrease)	$16,532	1,508	$1,502	149	$(24,662)	(2,356)	$(6,628)	(699)

Year ended October 31, 2018

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	2,153	196	3,608	310	(26,752)	(2,341)	(20,991)	(1,835)
Class R-6	5,030	429	2,649	227	(53,553)	(4,771)	(45,874)	(4,115)
Total net increase (decrease)	$7,183	625	$6,257	537	$(80,305)	(7,112)	$(66,865)	(5,950)

*	Includes exchanges between share classes of the fund.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,486,000 and $34,160,000, respectively, during the six months ended April 30, 2019.

24	Capital Group Emerging Markets Total Opportunities Fund

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[2]		Ratio of net income to average net assets[2]
Class F-2:
4/30/2019[3,4]	$10.44	$.23	$.62		$.85	$(.32)	$10.97	8.41%[5]		$—	[6]	1.53%[7]		1.22%[7]		4.40%[7]
10/31/2018	11.88	.41	(1.31)		(.90)	(.54)	10.44	(8.08)[8]		—	[6]	1.41	[8]	1.08	[8]	3.58	[8]
10/31/2017[3,9]	11.80	.08	—	[10]	.08	—	11.88	.68	[5,8]	—	[6]	.21	[5,8]	.18	[5,8]	.68	[5,8]
Class F-3:
4/30/2019[3,4]	10.45	.24	.61		.85	(.33)	10.97	8.40	[5]	35		1.27	[7]	1.13	[7]	4.46	[7]
10/31/2018	11.88	.41	(1.30)		(.89)	(.54)	10.45	(7.98)		56		1.15		.98		3.61
10/31/2017[3,9]	11.80	.08	—	[10]	.08	—	11.88	.68	[5]	85		.19	[5]	.16	[5]	.70	[5]
Class R-6:
4/30/2019[3,4]	10.45	.24	.61		.85	(.32)	10.98	8.35	[5]	25		1.26	[7]	1.10	[7]	4.48	[7]
10/31/2018	11.88	.39	(1.28)		(.89)	(.54)	10.45	(7.97)		8		1.10		1.05		3.32
10/31/2017[3,9]	11.80	.08	—	[10]	.08	—	11.88	.68	[5]	59		.20	[5]	.16	[5]	.70	[5]

	Six months ended April 30,	Year ended October 31
	2019[3,4,5]	2018	2017
Portfolio turnover rate for all share classes	53%	56%	61%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CGTC. During the periods shown, CGTC reimbursed a portion of miscellaneous fees and expenses. In addition, during one of the years shown, CGTC paid a portion of the fund’s transfer agent fees.
[3]	Based on operations for a period that is less than a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Amount less than $1 million.
[7]	Annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CGTC and/or its affiliates. Certain fees are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.
[10]	Amount less than $.01.

See notes to financial statements

Capital Group Emerging Markets Total Opportunities Fund	25

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2018, through April 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-2 and F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Capital Group Emerging Markets Total Opportunities Fund

	Beginning account value 11/1/2018	Ending account value 4/30/2019	Expenses paid during period*	Annualized expense ratio
Class F-2 – actual return	$1,000.00	$1,084.11	$6.30	1.22%
Class F-2 – assumed 5% return	1,000.00	1,018.74	6.11	1.22
Class F-3 – actual return	1,000.00	1,084.02	5.84	1.13
Class F-3 – assumed 5% return	1,000.00	1,019.19	5.66	1.13
Class R-6 – actual return	1,000.00	1,083.47	5.68	1.10
Class R-6 – assumed 5% return	1,000.00	1,019.34	5.51	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Group Emerging Markets Total Opportunities Fund	27

Approval of Investment Advisory and Service Agreement

Capital Group Emerging Markets Total Opportunities Fund’s board has approved renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) for an additional one-year term through July 31, 2020. The board took this action recognizing that the board had previously approved transferring investment advisory responsibilities from CGTC to Capital Research and Management Company (“CRMC”). The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s/CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC/CRMC and the Capital Group organization; the resources and systems CGTC/CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CGTC’s/CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC/CRMC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC/CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. They compared the fund’s investment results with those of other funds (including the funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through December 31, 2018. This report, including the letter to shareholders and other related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average, as well as the J.P. Morgan GBI-EM Global Diversified and J.P. Morgan EMBI Global indexes. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement and that CGTC’s record in managing the fund indicated that its and CRMC’s continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. It was also noted that administrative services fees for Class F-2 shares, Class F-3 shares and Class R-6 shares were reduced from 0.05% to 0.03%. The board and the committee noted that the fees paid to CGTC/ CRMC by clients with separately managed accounts are in many cases lower than those paid by the fund and concluded that the differences appropriately reflected the significant investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees paid to CGTC/CRMC by the fund.

28	Capital Group Emerging Markets Total Opportunities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC/CRMC and its affiliates receive as a result of CGTC’s/CRMC’s relationship with the fund, including fees for administrative services paid to CGTC/CRMC, and possible ancillary benefits to CGTC/CRMC and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed CGTC’s/CRMC’s portfolio trading practices, noting that through December 31, 2018, CGTC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has borne the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC/CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s/CRMC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CGTC’s/CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s/CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared Capital Group’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining CGTC’s/CRMC’s independence, company culture and management continuity. They further considered CGTC’s/CRMC’s reimbursement of fund expenses through voluntary fee caps and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC/CRMC and the fund’s shareholders.

Capital Group Emerging Markets Total Opportunities Fund	29

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30	Capital Group Emerging Markets Total Opportunities Fund

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Capital Group Emerging Markets Total Opportunities Fund	31

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32	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website (www.sec.gov). Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By __/s/ John S. Armour____________________
John S. Armour, President and Principal Executive Officer

Date: June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ John S. Armour_________________
John S. Armour, President and Principal Executive Officer

Date: June 28, 2019

By ___/s/ Gregory F. Niland __________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: June 28, 2019